                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                            NEW WEST EYEWORKS, INC.
                         PURSUANT TO OFFER TO PURCHASE
                              DATED JULY 20, 1998

                                       BY
                              NW ACQUISITION CORP.
                           A WHOLLY-OWNED SUBSIDIARY
                                       OF

                        NATIONAL VISION ASSOCIATES, LTD.

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME, ON MONDAY, AUGUST 17, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
    SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR
                            TO THE EXPIRATION DATE.

                        The Depositary for the Offer is:

                              WACHOVIA BANK, N.A.

             By Hand:                            By Mail:                         New York Drop:
   Wachovia Bank -- Depositary         Wachovia Bank -- Depositary         Wachovia Bank -- Depositary
 Shareholder Services Department        Corporate Reorganizations           c/o Boston EquiServe L.P.
Wachovia East Building, 2nd Floor             P.O. Box 9061               Corporate Reorganizations, 3rd
     301 North Church Street                 Boston, MA 02205                         Floor
     Winston-Salem, NC 27101                                                       55 Broadway
                                                                                New York, NY 10006

              By Overnight Courier:                               Facsimile for Eligible
           Wachovia Bank -- Depositary                         Institutions: 1-781-794-6352
            Corporate Reorganizations
               70 Campanelli Drive                          To confirm fax only: 1-781-848-0505
               Braintree, MA 02184

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED ON PAGE 5 BELOW AND COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 PROVIDED ON PAGE 6.

     THE INSTRUCTIONS BEGINNING ON PAGE 7 SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders", and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders". Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Check Box of Book-Entry Transfer Facility:

   [ ] The Depository Trust Company
   [ ] Philadelphia Depository Trust Company

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

   Name(s) of Registered Owner(s):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   ---------------------------------------------------------------------

   Name of Institution that Guaranteed Delivery:
   ----------------------------------------------------------------------------

   If delivered by book-entry transfer, check box of applicable Book-Entry
    Transfer Facility:

   [ ] The Depository Trust Company
   [ ] Philadelphia Depository Trust Company

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

                                        2

----------------------------------------------------------------------------------------------------------------------
                                                         BOX A
                                            DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                   CERTIFICATE(S) AND SHARE(S) TENDERED
               APPEAR(S) ON CERTIFICATE(S))                            (ATTACH SIGNED LIST, IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER
                                                               CERTIFICATE      SHARES EVIDENCED        OF SHARES
                                                                NUMBER(S)      BY CERTIFICATE(S)*      TENDERED**
                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------
                                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed if Shares are tendered by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the
    Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to NW Acquisition Corp., a Delaware corporation (the "Purchaser"), the above described shares of Common Stock, par value $.01 per share (the "Shares"), of New West Eyeworks, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at the price set forth in the Offer to Purchase dated July 20, 1998 (the "Offer to Purchase"), net to the seller in cash, in accordance with the terms and conditions of the Offer to Purchase and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, and subject to and effective upon acceptance for payment of (and payment for) the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after July 20, 1998) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all Shares or other securities or rights issued or issuable in respect of such Shares on or after July 20, 1998), and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints James W. Krause, Angus C. Morrison and Mitchell Goodman, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and otherwise to act as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, all the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and with respect to any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after July 20, 1998). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights), and no subsequent powers of attorney or proxies will be appointed by the undersigned, or be effective, with respect thereto.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein in Box B -- "Special Payment Instructions", please issue payment of the purchase price (and/or return any certificates for Shares not tendered or accepted for payment) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated in Box C -- "Special Delivery Instructions", please deliver payment of the purchase price (and/or return any certificates for Shares not tendered or accepted for payment, and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". If Box B -- "Special Delivery Instructions" or Box C -- "Special Payment Instructions" is completed, please follow the instructions therein with respect to payment of the purchase price and/or delivery of such payment or other items, as appropriate, in the name of and to the person or persons so indicated. Unless otherwise indicated in Box
B -- "Special Payment Instructions", in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

 BOX B

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be ISSUED in the name of someone OTHER than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that indicated above.

 Issue check and/or certificate(s) to:

 Name:
 ---------------------------------------------------------------------
                                 (PLEASE PRINT)

 Address:
 ---------------------------------------------------------------------

          ------------------------------------------------------------
                               (Include Zip Code)

          ------------------------------------------------------------
                          (Taxpayer Identification or
                            Social Security Number)

 [ ] Credit unpurchased Shares delivered by book-entry transfer to the
     Book-Entry Transfer Facility set forth below.
 Check appropriate box:
 [ ] The Depositary Trust Company
 [ ] Philadelphia Depository Trust Company
          ------------------------------------------------------------
          ------------------------------------------------------------

 BOX C

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that indicated above.

 Mail check and/or certificate(s) to:

 Name:
 ---------------------------------------------------------------------
                                 (PLEASE PRINT)

 Address:
 ---------------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                                   SIGN HERE

    (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 AT THE BACK OF THIS LETTER OF
                                  TRANSMITTAL)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                         SIGNATURE(S) OF SHAREHOLDER(S)

                                     Dated:
                          ---------------------, 1998.

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

   Name(s)
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Capacity (Full Title)
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   (Area Code and Telephone Number)
   --------------------------------------------------------------------------
                                     (HOME)

 -------------------------------------------------------------------------------
                                   (BUSINESS)

   (Tax Identification or Social Security Number)
   --------------------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

             SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

   Authorized Signature
   --------------------------------------------------------------------------

   Name
   --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Name of Firm
   --------------------------------------------------------------------------

   Dated:
   ---------------------------------, 1998

   Area Code and Telephone Number of Firm

  ------------------------------------------------------------------------------

   Signature(s) Guaranteed:

   IN CERTAIN CIRCUMSTANCES, SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES
   WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). SEE INSTRUCTIONS 1 AND 5.
--------------------------------------------------------------------------------

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

                       PAYER'S NAME: WACHOVIA BANK, N.A.

----------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                                                                               Social security number
  FORM W-9                       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
                                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW          OR ------------------------
                                                                                       Employer identification number
                                --------------------------------------------------------------------------------------
  Department of the Treasury
  Internal Revenue Service
                                --------------------------------------------------------------------------------------
  PAYER'S REQUEST FOR
  TAXPAYER                       CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT
  IDENTIFICATION                 THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND
  NUMBER (TIN)                   COMPLETE.
                                                                                                   PART 2 --
                                                                                                   CHECK HERE IF YOU
                                                                                                   ARE AWAITING YOUR
                                SIGNATURE                                              DATE        TIN [ ]
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, thirty-one percent (31%) of all reportable issuances made to me will be withheld until I provide such number.

------------------------------------------------------------    ------------------------------------------
                         SIGNATURE                                                 DATE

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURE. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either Box B -- "Special Delivery Instructions" or Box C -- "Special Payment Instructions" contained herein, or
(b) if such Shares are tendered for the account of (i) a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (ii) a commercial bank or trust company having an office or correspondent in the United States or (iii) by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     Stockholders whose certificates for Shares are not immediately available, or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date, may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, such tender must be made by or through an Eligible Institution; a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date; and the certificates for all physically delivered Shares (or a Book-Entry Confirmation with respect to all Shares tendered by book-entry transfer in the Depositary's account at a Book-Entry Transfer Facility), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Stock Market trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTAIN STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of

Transmittal, as soon as practicable after the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTERS OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s), without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to (or certificates for Shares not tendered or accepted for payment are to be issued
to) a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter of transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If payment of the purchase price is to be issued in the name of (and/or certificates for Shares not tendered or not accepted for payment are to be returned to) a person other than the signer of this Letter of Transmittal or if payment of the purchase price is to be sent (and/or such certificates are to be returned) to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, then either or both of Box B and Box C, as appropriate, in this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder(s) may designate.

     7A. LOST OR DESTROYED CERTIFICATE(S). If any stock certificate for Shares you desire to tender has been lost, stolen or destroyed, you should immediately notify the Depositary and the Information Agent IN WRITING. Your letter to the Depositary may be forwarded along with your properly completed Letter of Transmittal. Once written notification of the loss is received by the Information Agent, the Information Agent will assist you with contacting the Company's transfer agent in order to arrange for completion of an affidavit of loss and indemnity agreement, in order to have the certificate replaced. In the alternative, you may contact the Company's transfer agent directly to make those arrangements yourself. In any event, a tender of the Shares will not be valid until any such missing certificate has been replaced and delivered to the Depositary.

     8. WAIVER OF CONDITIONS. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     9. FEDERAL TAX WITHHOLDING. Under federal income tax law, the Depositary is required to file a report with the Internal Revenue Service ("IRS") disclosing the payment being made to tendering stockholders pursuant to the Offer. Federal law also requires each such stockholder or transferee, as the case may be) to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on a Substitute Form W-9, as set forth in the box on page 6 hereof, and certify under penalties of perjury that such number is correct. If the Depositary is not provided with the correct TIN, such person may be subject to the penalties described under "Penalties" in the Guidelines for Certification of Taxpayer Identification Number (the "Guidelines") that are included with this Letter of Transmittal. In addition, failure to provide a TIN to the Depositary may result in imposition of backup withholding. If the person is an individual, his or her TIN is his or her social security number. The Guidelines can assist in determining the correct TIN if the person is not an individual. The TIN should be included in Part 1 of the Substitute Form W-9 provided below.

     If backup withholding applies to a person because of a failure to provide a TIN, the Depositary is required to withhold 31% of any payment otherwise to be made to the payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the person has not been issued a TIN, but the person must have either applied for one or intend to apply for one in the near future. If the box in Part 2 is checked, then the box entitled "Certificate of Awaiting Taxpayer Identification Number" must be completed. If the box in Part 2 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of the payment otherwise due until a properly certified TIN is provided to the Depositary.

     Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, certifying to that individual's exempt status. Such statements can be obtained from the Depositary.) See the accompanying "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Stockholders should consult their tax advisors as to their qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below. Questions or requests for assistance may also be directed to the Information Agent or the Dealer Manager.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED SHARES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

     Questions and requests for assistance or additional copies of the Offer to Purchase, any supplements thereto, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.

                    The Information Agent for the Offer is:

                        (GEORGESON & COMPANY INC LOGO)

                         Wall Street Plaza, 30th Floor
                                 88 Pine Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800

                   ALL OTHERS CALL TOLL FREE: 1-800-223-2064

                      The Dealer Manager for the Offer is:
                              SCHRODER & CO. INC.

                                Equitable Center
                               787 Seventh Avenue
                            New York, New York 10019
                                 (212) 492-6000